UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2005

PLACER SIERRA BANCSHARES

(Exact name of registrant as specified in its charter)

California	0-50652	94-3411134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 J Street, Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 554-4750

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 28, 2005, Placer Sierra Bancshares (NASDAQNMS: PLSB) (the “Company”) notified Ronald W. Bachli its Chairman and Chief Executive Officer that it had extended his employment agreement through December 31, 2008. The Company also notified David E. Hooston, its Chief Financial Officer that it has extended Mr. Hooston’s employment agreement through December 31, 2008. The notifications are attached as exhibits.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

(b)	Pro forma financial information.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Notice of Extension of Term of Employment Agreement to Ronald W. Bachli dated October 28, 2005.

10.2	Notice of Extension of Term of Employment Agreement to David E. Hooston dated October 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Placer Sierra Bancshares
(Registrant)

Date October 28, 2005

/s/ Ronald W. Bachli
Ronald W. Bachli Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Notice of Extension of Term of Employment Agreement to Ronald W. Bachli dated October 28, 2005.

10.2	Notice of Extension of Term of Employment Agreement to David E. Hooston dated October 28, 2005.